Exhibit 10.1

AMENDMENT NO. 10
TO
CREDIT AGREEMENT

AMENDMENT NO. 10 (this “Amendment”), dated as of February 22, 2012, to the Credit Agreement, dated as of December 21, 2006, by and between Alterra Bermuda Limited, a Bermuda company (the “Borrower”) and The Bank of Nova Scotia (the “Lender”), as amended by Amendment No. 1, dated as of December 20, 2007, Amendment No. 2, dated as of December 18, 2008, Amendment No. 3, dated as of December 17, 2009, Amendment No. 4, dated as of May 3, 2010, Amendment No. 5, dated as of August 30, 2010, Amendment No. 6, dated as of December 1, 2010, Amendment No. 7, dated as of December 13, 2010, Amendment No. 8, dated as of December 12, 2011, and Amendment No. 9, dated as of December 16, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not herein defined shall have the meanings set forth in the Credit Agreement.

II. The Borrower desires to amend the Credit Agreement upon the terms and conditions herein contained, and the Lender has agreed thereto.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The first sentence of the defined term “MBS Investments” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“MBS Investments” means (a) MBS (Agency CMOs) which in each case constitute TACs, PACs and Sequentials (as such terms are defined by Bloomberg Inc.), but shall not include Support Tranches (as such term is defined by Bloomberg Inc.), and (b) MBS (Agency Pass-Throughs).

2. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “MBS (Non-Agency CMOs)” contained therein.

3. Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.1 hereto.

4. Schedule 1.2 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.2 hereto.

5. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B hereto.

6. Paragraphs 1 through 5 hereof shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment No. 10 Effective Date”):

(a) The Lender shall have received from the Borrower either (i) a counterpart of this Amendment executed on behalf of the Borrower or (ii) written evidence satisfactory to the Lender (which may include telecopy transmission of a signed signature page of this Amendment) that the Borrower has executed a counterpart of this Amendment;

(b) The Lender shall have received a closing certificate, duly executed by the proper parties and substantially in the form of Annex I hereto;

(c) All fees and expenses payable to the Lender (including the reasonable fees and expenses of counsel to the Lender) due and payable on or prior to the Amendment No. 10 Effective Date shall have been paid.

7. The Borrower (i) reaffirms and admits the validity and enforceability against the Borrower of each Credit Document and all of its obligations thereunder, (ii) agrees and admits that it has no defense to or offset against any such obligation, and (iii) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

8. This Amendment may be executed in any number of counterparts, each of which shall be original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

10. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ALTERRA BERMUDA LIMITED

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title: